UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2013

VOCERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35469	94-3354663
(Commission File Number)	(IRS Employer Identification No.)

525 Race Street, San Jose, CA	95126
(Address of principal executive offices)	(Zip Code)

(408) 882-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 11, 2013, Vocera Communications, Inc. (the “Company”) issued a press release to report its financial results for the quarter ended September 30, 2013. A copy of the press release issued by the Company is furnished as Exhibit 99.01 to this report.

Also on November 11, 2013, following the issuance of the press release referred to above, the Company conducted a conference call to discuss the financial results for the quarter ended September 30, 2013. A copy of the transcript of the conference call is furnished as Exhibit 99.02 to this report.

Subsequent to the issuance of our press release on November 11, 2013, we determined to re-classify $167,000 from Other Receivables to Inventory in the balance sheet. This re-classification adjustment had no impact on our reported operating results for the period.

The information furnished with Item 2.02 of this report, including Exhibit 99.01 and Exhibit 99.02, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.01	Press release dated November 11, 2013.

99.02	Transcript of 2013 third quarter earnings conference call held on November 11, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOCERA COMMUNICATIONS, INC.

Date: November 14, 2013	By:	/s/ William R. Zerella
William R. Zerella
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.01	Press release dated November 11, 2013.

99.02	Transcript of 2013 third quarter earnings conference call held on November 11, 2013.

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